UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2020

XPRESSPA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

254 West 31st Street, 11th Floor

New York, New York 10001

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 525-4319

780 Third Avenue, 12th Floor

New York, New York 10017

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	XSPA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Credit Cash Facility

On January 9, 2020, fifteen wholly-owned subsidiaries (the “Borrowers”) of XpresSpa Group, Inc. (the “Company”) entered into an accounts receivable advance agreement (the “Agreement”) with CC Funding, a division of Credit Cash NJ, LLC (the “Lender”). Pursuant to the terms of the Agreement, the Lender agreed to make an advance of funds in the amount of $1,000,000 for aggregate fees of $160,000, for a total repayment amount of $1,160,000 (the “Collection Amount”). The Borrowers agreed to repay the Collection Amount on or before the twelve month anniversary of the funding date of the advance by authorizing the Lender to retain a fixed daily amount equal to $4,461.54 from a collection account established for such purpose. The advance of funds is secured by substantially all of the assets of the Borrowers, including Borrowers’ existing and future accounts receivables and other rights to payment, including accounts receivable arising out of the Borrowers’ acceptance or other use of any credit cards, charge cards, debit cards or similar forms of payments. The funds received from advances may be used in the ordinary course of business consistent with past practices. The Agreement includes certain representations and warranties by the Borrowers, including but not limited to the accuracy of information provided by the Borrowers, the Borrowers’ authority to enter into the Agreement and the Borrowers’ solvency. The Agreement additionally includes certain stated events of default, upon which the Lender is entitled to increase the fixed daily payments made to the Lender and to increase the interest rate to 18% per annum.

The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of the form of Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

B3D Transaction

As compensation for the consent of existing creditor B3D, LLC (“B3D”) to the Agreement described above, on January 9, 2020, XpresSpa Holdings, LLC, a wholly-owned subsidiary of the Company, entered into a fifth amendment (the “Credit Agreement Amendment”) to its existing Credit Agreement with B3D in order to, among other provisions, (i) amend and restate its existing convertible promissory note (the “B3D Note”) in order to increase the principal amount owed to B3D from $7.0 million to $7.15 million, which additional $150,000 in principal and any interest accrued thereon will be convertible, at B3D’s option, into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) subject to receipt of the approval of the Company’s stockholders in accordance with applicable law and the rules and regulations of the Nasdaq Stock Market (“Shareholder Approval”) and (ii) provide for the advance payment of 291,669 shares of Common Stock in satisfaction of the interest payable pursuant to the B3D Note for the months of October, November and December 2020 in shares of Common Stock (together, the “B3D Transaction”).

As previously disclosed in a Current Report on Form 8-K filed on July 8, 2019, the B3D Note is the senior secured obligation of the Company, secured by the personal property of the Company and its subsidiaries. Unless earlier converted or redeemed, the B3D Note will mature on May 31, 2021. The B3D Note bears interest at a rate of 9.00% per annum, calculated on a monthly basis. Interest only is payable in arrears on the last business date of each month (the “Monthly Interest”). At any time until the B3D Note is no longer outstanding, all or any portion of the outstanding principal amount of the B3D Note, plus any accrued and unpaid interest thereon, shall be convertible into Common Stock at the option of B3D at a conversion price equal to $2.00 per share, subject to the receipt of Shareholder Approval with respect to the additional $150,000 in principal and any interest accrued thereon.

In addition, the Company has the option to prepay the outstanding principal amount of the B3D Note in whole or in part. In the event the Company prepays the B3D Note in full before the date that is fifteen business days prior to the maturity date, the Company shall pay a premium equal to the greater of (i) 4% of the outstanding principal amount of the B3D Note that is prepaid or (ii) the Black Scholes value of the outstanding principal amount that is prepaid.

The terms of the B3D Note provide for anti-dilution protection for issuances of Common Stock at a price per share less than the price equal to the conversion price. In the event of a “fundamental transaction” as defined in the B3D Note, upon any subsequent conversion of the B3D Note, B3D has the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such fundamental transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration receivable as a result of such fundamental transaction by a holder of the number of shares of Common Stock for which the B3D Note is convertible immediately prior to such fundamental transaction.

The B3D Note and the shares of Common Stock issuable pursuant to the B3D Note (the “Underlying B3D Shares”) were issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder. B3D acquired the securities for investment and acknowledged that it is an accredited investor as defined by Rule 501 under the Securities Act. The Underlying B3D Shares have been registered for resale by B3D pursuant to an effective Registration Statement on Form S-3 (File No. 333-233419), which was declared effective by the Securities and Exchange Commission on December 12, 2019.

The foregoing descriptions of the Credit Agreement Amendment and B3D Note do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of such documents, which are attached as Exhibits 10.2 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.02	Regulation FD Disclosure.

On January 14, 2020, XpresSpa Group, Inc. (the “Company”) issued a press release announcing, among other things, certain preliminary, unaudited estimated results of operations for the fiscal quarter and year ended December 31, 2019. The text of the press release relating to such preliminary results is furnished pursuant to Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This press release includes forward-looking statements, which may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. The forward looking statements in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to, the risks and uncertainties and other factors discussed from time to time in the Company’s filings with the Securities and Exchange Commission ("SEC"), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on April 1, 2019, as amended on April 30, 2019, and the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2019, filed with the SEC on November 14, 2019. The Company expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 3.03.

Item 7.01. Regulation FD Disclosure.

The Company has prepared an investor presentation to be used in connection with a presentation made to the 22nd Annual ICR Conference on January 14, 2020, a copy which is attached to this Current Report on Form 8-K as Exhibit 99.2.

In accordance with General Instruction B.2 on Form 8-K, the information set forth in this Item 7.01 and the investor presentation attached to this report as Exhibit 99.2 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Third Amended and Restated Convertible Promissory Note, January 9, 2020.

10.1	Form of Accounts Receivable Advance Agreement, dated January 9, 2020, by and between CC Funding, a division of Credit Cash NJ, LLC and the borrowers party thereto.

10.2	Fifth Amendment to Credit Agreement, dated as of January 9, 2020.

99.1	Press Release of XpresSpa Group, Inc., dated January 14, 2020.

99.2	Investor Presentation of XpresSpa Group, Inc., dated January 14, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPRESSPA GROUP, INC.

Dated: January 14, 2020	By:	/s/ Douglas Satzman
Name: Douglas Satzman
Title: Chief Executive Officer